UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report: July 26, 2019
(Date of earliest event reported)

STEVEN MADDEN, LTD.
(Exact Name of Registrant as Specified in Charter)

Delaware	000-23702	13-3588231

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

52-16 Barnett Avenue, Long Island City, New York 11104

(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: (718) 446-1800

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Exchange Act:

Title of Each Class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value per share	SHOO	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Expansion of the Board

By unanimous action of the Board of Directors of Steven Madden, Ltd. (the “Company”), on July 26, 2019, the Board of Directors, upon the recommendation of the Nominating/Corporate Governance Committee, determined to expand the size of the Board from nine members to 10 members, such expansion to be effective as of July 26, 2019.

Appointment of New Director

On July 26, 2019, by unanimous action of the Board of Directors of the Company, also upon the recommendation of the Nominating/Corporate Governance Committee, the Board appointed Al Ferrara to fill the newly-created directorship resulting from the expansion in the size of the Board of Directors from nine members to 10 members, such appointment to be effective as of July 26, 2019. Upon the recommendation of the Nominating/Corporate Governance Committee, the Board determined that Mr. Ferrara is independent under the rules of The NASDAQ Stock Market and also appointed Mr. Ferrara to the Audit Committee.

Mr. Ferrara is a certified public accountant having retired from his position as a partner with BDO USA, LLP, a major international accounting firm, in August 2016 after 25 years with the firm most recently serving as National Director of the Retail & Consumer Products Division. Mr. Ferrara also served as a director on the firm’s Board of Directors from 2003 through 2010 and was also a director and BDO representative on the Board of Directors of BDO Capital Advisors, LLC from 2000 to 2015. Mr. Ferrara has been a member of the Board of Directors of Barnes & Noble, Inc., the nation’s largest retail bookseller, since 2016 and also serves on its Audit Committee and Compensation Committee.

The expansion of the Board of Directors and the appointment of Mr. Ferrara were effected as part of the Company’s corporate governance planning.

There is no arrangement or understanding between Mr. Ferrara and any other person pursuant to which he was selected as a director nor are there any disclosable arrangements under Item 404(a) of Regulation S-K.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: July 29, 2019

STEVEN MADDEN, LTD.

By:	/s/ Edward R. Rosenfeld
Edward R. Rosenfeld
Chairman & Chief Executive Officer